UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

APRIL 24, 2003

KOSAN BIOSCIENCES INCORPORATED

(Exact name of registrant specified in its charter)

Delaware	000-31633	94-3217016
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

3832 Bay Center Place Hayward, Ca	94545
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone, Including Area Code: (510) 732-8400

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS

Exhibit	Description
99.1	Press Release dated April 24, 2003, relating to the Company’s financial results for the quarter ended March 31, 2003.

Item 9. REGULATION FD DISCLOSURE.

In accordance with SEC Release No. 33-8216, the information in this Current Report on Form 8-K is being furnished to, but not filed with, the Securities and Exchange Commission solely under Item 12 of Form 8-K, “Results of Operations and Financial Condition.”

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 24, 2003, Kosan Biosciences Incorporated (the “Company”) announced via a press release the results of its operations for the quarter ended March 31, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOSAN BIOSCIENCES INCORPORATED (Registrant)

By:	/s/ DANIEL V. SANTI, M.D., PH.D
Daniel V. Santi, M.D., Ph.D Chairman and Chief Executive Officer

Dated: April 25, 2003

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated April 24, 2003, relating to the Company’s financial results for the quarter ended March 31, 2003.